                                                          Exhibit 10.31

                          SUPPLEMENT NO. 1 dated as of January 29, 2001, to the
                  Security Agreement dated as of January 11, 2000, among THE KANSAS CITY SOUTHERN INDUSTRIES, INC., a Delaware corporation ("Holdings"), THE KANSAS CITY SOUTHERN RAILWAY COMPANY, INC.,
                    --------
                  a Missouri corporation (the "Borrower"), each other Subsidiary
                                               --------
                  of Holdings listed on Schedule I thereto or becoming a party thereto as provided in Section 7.15 thereof (collectively, the "Subsidiary Grantors"; Holdings, the Borrower and the
                   -------------------
                  Subsidiary Grantors being referred to collectively as the "Grantors") and THE CHASE MANHATTAN BANK, ("Chase"), as
                   --------                                   -----
                  collateral agent (in such capacity, the "Collateral Agent"),
                                                           ----------------
                  for the Secured Parties (as defined in the Credit Agreement referred to below).

     A. Reference is made to (a) the Credit Agreement dated as of January 11, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Holdings, the Borrower, the lenders from time to time
 ----------------
party thereto (the "Lenders"), and Chase, as administrative agent (in such
                    -------
capacity, the "Administrative Agent"), collateral agent (in such capacity, the
               --------------------
"Collateral Agent") and issuing bank (in such capacity, the "Issuing Bank"), and
 ----------------                                            ------------
(b) the Guarantee Agreement and the other Loan Documents referred to in the Credit Agreement.

     B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement and the Credit Agreement.

     C. The Grantors have entered into the Security Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit.
Section 7.15 of the Security Agreement provides that additional Subsidiaries may become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. Each of the undersigned Subsidiaries (each a "New Grantor" and collectively, the "New Grantors") is executing this
                                             ------------
Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Security Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

     Accordingly, the Collateral Agent and the New Grantors agree as follows:

     SECTION 1. In accordance with Section 7.15 of the Security Agreement, each New Grantor by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and each New Grantor hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, each New Grantor, as security for the payment and performance in full of the Obligations (as defined in the Credit Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of such New Grantor's right, title and interest in and to the Collateral (as defined in the Security Agreement) of such New Grantor. Each reference to a "Grantor" in the Security Agreement shall be deemed to include the New
   -------
Grantors. The Security Agreement is hereby incorporated herein by reference.

     SECTION 2. Each New Grantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

     SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Grantors and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

     SECTION 4. Each New Grantor hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Collateral of such New Grantor and (b) set forth under its signature hereto, is the true and correct location of the chief executive office of such New Grantor.

     SECTION 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

     SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Security Agreement. All communications and notices hereunder to the New Grantors shall be given to them in care of the Borrower.

     SECTION 9. The New Grantors agree to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.
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     IN WITNESS WHEREOF, the New Grantors and the Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

                                    PABTEX GP, LLC

                                    By: SOUTHERN INDUSTRIAL
                                        SERVICES, INC., its sole member


                                        By:/s/ Robert H. Berry
                                           ----------------------------------
                                           Name:  Robert H. Berry
                                           Title: Vice President and Treasurer
                                           Address: 114 West 11th Street
                                                    Kansas City, MO 64105-1804

                                    SIS BULK HOLDING, INC.


                                    By: /s/ Robert H. Berry
                                       -------------------------------------
                                       Name:  Robert H. Berry
                                       Title: Vice President and Treasurer
                                       Address: 114 West 11th Street
                                                Kansas City, MO 64105-1804

                                    THE CHASE MANHATTAN BANK, as
                                    Collateral Agent,

                                    By: /s/ Robert A. Krasnow
                                       -------------------------------------
                                       Name:  Robert A. Krasnow
                                       Title: V.P.

                                                                      SCHEDULE I
                                                       to Supplement No.1 to the
                                                              Security Agreement
                            LOCATION OF COLLATERAL
                            ----------------------



Description                                        Location
-----------                                        --------

None*



*For a description of the Equity Interests, see Schedule II to Supplement No. 1 to the Pledge Agreement